Exhibit 10.2
COMMONWEALTH OF MASSACHUSETTS

DEPARTMENT OF PUBLIC UTILITIES

_____________________________________

Petition of Eversource Energy, NiSource Inc., Eversource Gas Company of Massachusetts and Bay State Gas Company for Approval of Purchase and Sale of Assets Pursuant to General Laws Chapter 164, § 94 and § 96
_____________________________________

) ) ) D.P.U. 20-59 ) ) )

AMENDMENT TO
SETTLEMENT AGREEMENT

COMMONWEALTH OF MASSACHUSETTS

DEPARTMENT OF PUBLIC UTILITIES

____________________________________

Petition of Eversource Energy, NiSource Inc., Eversource Gas Company of Massachusetts and Bay State Gas Company for Approval of Purchase and Sale of Assets Pursuant to General Laws Chapter 164, § 94 and § 96
_____________________________________

) ) ) D.P.U. 20-59 ) ) )
Amendment to settlement agreement
The Settling Parties hereby agree that Section 3.8 of the Settlement Agreement, under the subsection “Article III: Additional Conditions,” is amended by striking the section in its entirety and replacing it with the following:
h.The provisions of this Settlement Agreement are not severable. This Settlement Agreement is conditioned on its approval in full by the Department no later than October 7, 2020 (“Requested Approval Date”), and any supporting information or evidence provided to the Department during any proceeding to investigate this settlement shall not interpreted to vary the express terms of this Settlement Agreement. Notwithstanding any of the foregoing provisions, the Attorney General may, in her sole discretion, or DOER may, in its sole discretion, rescind the Settlement Agreement in its entirety prior to the Department’s issuance of an order approving the Settlement Agreement; provided that notice of such rescission must be filed, or submitted electronically, in writing with the Department. The Settling Parties agree that the Requested Approval Date of this Settlement Agreement may be extended upon the mutual consent of the Settling Parties and notification of such extension to the Department.
The signatories listed below represent that they are authorized on behalf of their principals to enter into this Amendment to the Settlement Agreement.

Maura Healey,                    Commonwealth of Massachusetts
Commonwealth of Massachusetts        department of Energy Resources
Attorney General

/s/ Rebecca L. Tepper                    /s/ Robert H. Hoagland III
_____________________________            _______________________________
By: Rebecca L. Tepper                By: Robert H. Hoaglund II
Chief, Office of Ratepayer Advocacy            General Counsel
Office of the Attorney General            Department of Energy Resources
One Ashburton Place                    100 Cambridge Street, Suite 1020
Boston, MA 02108-1598                Boston, MA 02114
Tel: 617-727-2200                    Tel: 617-626-7318

NiSource Inc.                    Eversource Energy

/s/ Donald E. Brown                    /s/ John M. Moreira
______________________________        _____________________________
By: Donald E. Brown                    By: John M. Moreira
Executive Vice President,     Senior Vice President & Treasurer
Chief Financial Officer     Eversource Energy
801 E. 86th Avenue                    800 Boylston Street
Merrillville, IN 46410                    Boston, MA 02109

Bay State Gas Company d/b/a            Eversource Gas Company
Columbia Gas of Massachusetts        of Massachusetts

/s/ Carrie J. Hightman                    /s/ William J. Akley
______________________________        _______________________________
By: Carrie J. Hightman                By: William J. Akley
Chief Executive Officer    President
4 Technology Drive    800 Boylston Street
Westborough, MA 01581                Boston, MA 02109

Low-Income Weatherization and
Fuel Assistance Program Network
By its Attorney,

/s/ Jerrold Oppenheim
_______________________________
Jerrold Oppenheim
57 Middle Street
Gloucester, MA 01930

Tel: 978-283-0897

Dated:    September 29, 2020